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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): September 17, 2002


            INDYMAC MBS, INC., (as depositor under the Pooling and
       Servicing Agreement, dated as of September 1, 2002, providing for the issuance of the INDYMAC MBS, INC., Residential Asset
       Securization Trust 2002-A11, Mortgage Pass-Through Certificates,
                               Series 2002-K).

                               INDYMAC MBS, INC.
                               -----------------
            (Exact name of registrant as specified in its charter)

     Delaware                       333-82831               95-4791925
----------------------------        ---------               -----------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)


155 North Lake Avenue
Pasadena, California                               91101
--------------------                               ---------
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (800) 669-2300
                                                   --------------

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Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits.
        ------------------------

        (a)    Not applicable.

        (b)    Not applicable.

        (c)    Exhibits:

        5.1  Legality Opinion of Sidley Austin Brown & Wood LLP.

        8.1  Tax Opinion of Sidley Austin Brown & Wood LLP (included in
             Exhibit 5.1)

       23.1  Consent of Sidley Austin Brown & Wood LLP (included in Exhibits
             5.1 and 8.1)




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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IndyMac MBS, Inc.



                                           By: /s/ Blair Abernathy
                                              ----------------------
                                                   Blair Abernathy
                                                   Executive Vice President



Dated: September 17, 2002


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                                 Exhibit Index

Exhibit                                                               Page
-------                                                               -----

5.1    Legality Opinion of Sidley Austin Brown & Wood LLP                5

8.1    Tax Opinion of Sidley Austin Brown & Wood LLP (included in
       Exhibit 5.1)                                                      5

23.1   Consent of Sidley Austin Brown & Wood LLP (included in
       Exhibits 5.1 and 8.1)                                             5